UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2007 (November 6, 2007)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a regular meeting held on November 6, 2007, the Board of Directors of Kaman Corporation amended Article III, Section 14 of the Company's Amended and Restated By-laws (the "By-laws") regarding the directors’ mandatory retirement age to permit a director’s renomination for service beyond the term during which he or she attains age 72, if the Board determines in writing that circumstances warrant such action.  This amendment does not affect the existing By-law provision for a director serving at November 14, 2000 (found in Article III, Section 14) who may only serve through the term during which he or she reaches age 75.

No other changes were made to the By-laws.  The foregoing description of this item is qualified in its entirety by reference to the complete Amended and Restated By-laws, as amended, which are filed as Exhibit 3.1 to this report.

Item 8.01   Other Events.

At the same Board meeting described in Item 5.03, the Board of Directors approved modifications to its Corporate Governance Principles, which primarily:

•	further delineate the Board’s Lead Director responsibilities (Section 5),
•	reflect the by-law change described in Item 5.03 (Section 10),
•	confirm the Board’s expectations regarding director meeting attendance (Section 17),
•
reflect the Audit Committee Charter requirement that if a committee member serves on more than three Audit Committees of publicly-traded companies (including the Company’s Audit Committee), the Board must determine that such circumstances would not impair his or her ability to serve on the Company’s Audit Committee (Section 18), and

•	otherwise clarify existing provisions of the Corporate Governance Principles.

The foregoing description of this item is qualified in its entirety by reference to the complete Corporate Governance Principles, as amended, which are filed as Exhibit 99.1 to this report and are also included on the Corporation's website at www.kaman.com under the caption "Corporate Governance."

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 3.1	Kaman Corporation Amended and Restated By-laws, as amended.

Exhibit 99.1	Kaman Corporation Corporate Governance Principles, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert M. Garneau
Robert M. Garneau
Executive Vice President and
Chief Financial Officer

Date: November 8, 2007

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

3.1	Kaman Corporation Amended and Restated By-laws, as amended	Attached

99.1	Kaman Corporation Corporate Governance Principles, as amended	Attached